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                             UNDERWRITING AGREEMENT



                                February __, 2000


FleetBoston Robertson Stephens Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Pacific Growth Equities, Inc.
    As Representatives of the Several Underwriters
c/o FleetBoston Robertson Stephens Inc.
555 California Street, Suite 2600
San Francisco, CA  94104


Ladies and Gentlemen:


          INTRODUCTORY. Abgenix, Inc., a Delaware corporation (the "Company), proposes to issue and sell to the several underwriters named in SCHEDULE A (the "Underwriters") an aggregate of 1,800,000 shares of its Common Stock, par value $0.0001 per share ("Common Shares"); and Cell Genesys, Inc., a stockholder of the Company (the "Selling Stockholder"), proposes to sell to the Underwriters an aggregate of 700,000 Common Shares. The 1,800,000 Common Shares to be sold by the Company and the 700,000 Common Shares to be sold by the Selling Stockholder are collectively called the "Firm Shares." In addition, the Company has granted to the Underwriters an option to purchase up to an additional 270,000 Common Shares and the Selling Stockholder has granted to the Underwriters an option to purchase up to an additional 105,000 Common Shares, all as provided in Section
2. The additional 270,000 Common Shares to be sold by the Company and the additional 105,000 Common Shares to be sold by the Selling Stockholder pursuant to such option are collectively called the "Option Shares." The Firm Shares and, if and to the extent such option is exercised, the Option Shares are collectively called the "Shares." FleetBoston Robertson Stephens Inc. ("Robertson Stephens"), Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Pacific Growth Equities, Inc. have agreed to act as representatives of the several Underwriters (in such capacity, the "Representatives") in connection with the offering and sale of the Shares.

          The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File No. 333-95563), which contains a form of prospectus, subject to completion, to be used in connection with the public offering and sale of the Shares. Each such prospectus, subject to completion, used in connection with such public offering is called a "preliminary prospectus" Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act"),

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including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, is called the "Registration Statement." Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement," and from and after the date and time of filing of the Rule 462(b) Registration Statement the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Such prospectus, in the form first used by the Underwriters to confirm sales of the Shares, is called the "Prospectus." All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, the Prospectus or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

          The Company and the Selling Stockholder hereby confirm their respective agreements with the Underwriters as follows:

     SECTION 1. REPRESENTATIONS AND WARRANTIES.

     A. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents, warrants and covenants to each Underwriter as follows:

     (a) COMPLIANCE WITH REGISTRATION REQUIREMENTS. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission.

          Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each preliminary prospectus, as of its date, and the Prospectus, as amended or supplemented, as of its date and at all subsequent times through the 30th day after the date hereof, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon, and in conformity with, information furnished to the Company in writing by the Representative expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or

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to be filed as exhibits to the Registration Statement which have not been described or filed as required.

     (b) OFFERING MATERIALS FURNISHED TO UNDERWRITERS. The Company has delivered to each Representative one complete conformed copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representatives have reasonably requested for each of the Underwriters.

     (c) DISTRIBUTION OF OFFERING MATERIAL BY THE COMPANY. The Company has not distributed and will not distribute, prior to the later of the Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than a preliminary prospectus, the Prospectus or the Registration Statement.

     (d) THE UNDERWRITING AGREEMENT. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification and contribution hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (e) AUTHORIZATION OF THE SHARES TO BE SOLD BY THE COMPANY. The Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

     (f) AUTHORIZATION OF THE SHARES TO BE SOLD BY THE SELLING STOCKHOLDER. The Common Shares to be purchased by the Underwriters from the Selling Stockholder, when issued, were validly issued, fully paid and nonassessable.

     (g) NO APPLICABLE REGISTRATION OR OTHER SIMILAR RIGHTS. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, other than the Selling Stockholder with respect to the Shares included in the Registration Statement, and except for such rights as have been duly waived.

     (h) NO MATERIAL ADVERSE CHANGE. Subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change or effect, where the context so requires, is called a "Material Adverse Change" or a "Material Adverse Effect"); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or

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agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

     (i) INDEPENDENT ACCOUNTANTS. Ernst & Young LLP, who have expressed their opinion with respect to certain of the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent public or certified public accountants as required by the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (j) PREPARATION OF THE FINANCIAL STATEMENTS. The financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly the financial position of the Company and Xenotech, L.P. a California limited partnership ("Xenotech, L.P.") as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement. The financial data set forth in the Prospectus under the captions "Summary--Summary Financial Data," "Selected Financial Data" and "Capitalization" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement. The pro forma condensed combined financial statements of the Company and Xenotech L.P. and the related notes thereto filed with the Commission as a part of the Registration Statement and included in the Prospectus and the pro forma financial data included under the captions "Summary--Summary Financial Data" and "Capitalization" and elsewhere in the Prospectus and in the Registration Statement present fairly the information contained therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. No other pro forma financial information is required to be included in the Registration Statement pursuant to Regulation S-X.

     (k) COMPANY'S ACCOUNTING SYSTEM. The Company and each of its subsidiaries maintain a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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     (l)  SUBSIDIARIES OF THE COMPANY. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than Xenotech, Inc., a Delaware corporation ("Xenotech, Inc."), and Xenotech, L.P. (collectively, the "subsidiaries").

     (m) INCORPORATION AND GOOD STANDING OF THE COMPANY AND ITS SUBSIDIARIES. Each of the Company and its subsidiaries has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; each of the Company and its subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a Material Adverse Effect. The Company has received no notice of the institution of any proceeding in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

     (n) CAPITALIZATION OF THE SUBSIDIARIES. All the outstanding shares of capital stock of Xenotech, Inc. have been duly and validly authorized and issued and are fully paid and nonassessable and were not issued in violation of or subject to any preemptive right, or other similar right; all the partnership interests in Xenotech, L.P. have been duly and validly authorized and issued and are fully paid and nonassessable and were not issued in violation of or subject to any preemptive right, or other similar right. Except as otherwise set forth in the Prospectus, all outstanding shares of capital stock or partnership interests, as applicable, of such subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interests, claims, liens or encumbrances. The Company and the subsidiaries have not entered into any agreement or option to dispose of any interest in the subsidiaries (other than to other wholly-owned subsidiaries).

     (o) NO PROHIBITION ON SUBSIDIARIES FROM PAYING DIVIDENDS OR MAKING OTHER DISTRIBUTIONS. No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus.

     (p) CAPITALIZATION AND OTHER CAPITAL STOCK MATTERS. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding options or warrants described in the Prospectus). The Common Shares (including the Shares) conform in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding Common Shares have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding Common Shares were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or

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exercisable for, any capital stock of the Company or any of its subsidiaries other than those described in the Prospectus. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

     (q) STOCK EXCHANGE LISTING. The Common Shares are registered pursuant to 12(g) of the Exchange Act and are listed on the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or delisting the Common Shares from the Nasdaq National Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. (the "NASD") is contemplating terminating such registration or listing.

     (r) NO CONSENTS, APPROVALS OR AUTHORIZATIONS REQUIRED. No consent, approval, authorization, filing with or order of any court or governmental agency or regulatory body is required in connection with the issuance and sale of the Shares to be sold by the Company, except such as have been obtained or made under the Securities Act and such as may be required (i) under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated here and in the Prospectus, (ii) by the NASD and (iii) by the federal and provincial laws of Canada.

     (s) NON-CONTRAVENTION OF EXISTING INSTRUMENTS AND AGREEMENTS. Neither the issue and sale of the Shares nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or of Xenotech, Inc. or the certificate of limited partnership or the partnership agreement of Xenotech, L.P., (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject or
(iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

     (t) NO DEFAULTS OR VIOLATIONS. Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or by-laws or partnership agreement, as applicable, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except any such violation or default which would not, individually or in the aggregate, result in a Material Adverse Change except as otherwise disclosed in the Prospectus.

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     (u)  NO ACTIONS, SUITS OR PROCEEDINGS. Except as otherwise disclosed in the
Prospectus, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the knowledge of the Company, threatened that (i) could reasonably be expected to have a Material Adverse Effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to result in a Material Adverse Change.

     (v) ALL NECESSARY PERMITS, ETC. Except as otherwise disclosed in the Prospectus, the Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

     (w) TITLE TO PROPERTIES. The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1.A(j) above (or elsewhere in the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary. Except as set forth in the Registration Statement and Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

     (x) OTHER AGREEMENTS. The agreements to which the Company or any of its subsidiaries is a party described in the Registration Statement and Prospectus are valid agreements, enforceable by the Company and its subsidiaries (as applicable), except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements.

     (y) TAX LAW COMPLIANCE. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1.A(j) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined. The

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Company is not aware of any tax deficiency that has been or might be asserted or threatened against the Company that could result in a Material Adverse Change.

     (z) INTELLECTUAL PROPERTY RIGHTS. Each of the Company and its subsidiaries owns or possesses adequate rights to use all patents, patent rights or licenses, inventions, collaborative research agreements, trade secrets, know-how, trademarks, service marks, trade names and copyrights which are necessary to conduct its businesses as described in the Registration Statement and Prospectus. No patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights of the Company and its subsidiaries whose expiration or termination would have a Material Adverse Effect will expire or terminate prior to five (5) years from the Closing Date (as hereinafter defined), except for the potential expiration of certain foreign patents corresponding to United States Patent Application Serial No. 496,408, filed February 24, 1983, under which the Company is licensed. The expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights of the Company and its subsidiaries would not result in a Material Adverse Change that is not otherwise disclosed in the Prospectus. The Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company or its subsidiaries by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights; and neither the Company nor its subsidiaries has received any notice of, or has any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might result in a Material Adverse Change. Except as disclosed in the Prospectus, there is no claim being made against the Company or its subsidiaries regarding patents, patent rights or licenses, inventions, collaborative research, trade secrets, know-how, trademarks, service marks, trade names or copyrights. The Company and its subsidiaries do not in the conduct of their business as now or proposed to be conducted as described in the Prospectus infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company or any of its subsidiaries, which such infringement or conflict is reasonably likely to result in a Material Adverse Change.

     (aa) YEAR 2000 ISSUES. Except as disclosed in the Prospectus, there are no year 2000 issues related to the Company, or any of its subsidiaries, that (i) are of a character required to be described or referred to in the Registration Statement or Prospectus by the Securities Act which have not been accurately described in the Registration Statement or Prospectus or (ii) might reasonably be expected to result in any Material Adverse Change or that might materially affect their properties, assets or rights.

     (bb) NO TRANSFER TAXES OR OTHER FEES. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance and sale by the Company of the Shares.

     (cc) COMPANY NOT AN "INVESTMENT COMPANY". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and after receipt of

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payment for the Shares will not be, an "investment company" or an entity
"controlled" by an "investment company" within the meaning of the Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

     (dd) INSURANCE. Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes, general liability and Directors and Officers liability. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

     (ee) LABOR MATTERS. To the Company's knowledge, no labor disturbance by the employees of the Company or any of its subsidiaries exists or is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, that might be expected to result in a Material Adverse Change.

     (ff) NO PRICE STABILIZATION OR MANIPULATION. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Shares.

     (gg) LOCK-UP AGREEMENTS. Each executive officer and director of the Company and the Selling Stockholder has signed an agreement substantially in the form attached hereto as EXHIBIT A (the "Lock-up Agreements"). The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the Lock-up Agreements presently in effect or effected hereby. The Company hereby represents and warrants that, during the 90 day period after the date of the Prospectus, it will not release any of its executive officers, directors or other stockholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of Robertson Stephens.

     (hh) RELATED PARTY TRANSACTIONS. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Prospectus which have not been described as required.

     (ii) NO UNLAWFUL CONTRIBUTIONS OR OTHER PAYMENTS. Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

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     (jj) ENVIRONMENTAL LAWS. (i) The Company is in compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business, except where the failure to comply would not result in a Material Adverse Change, (ii) the Company has received no notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus, (iii) the Company is not currently aware that it will be required to make future material capital expenditures to comply with Environmental Laws and (iv) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, ET SEQ.), or otherwise designated as a contaminated site under applicable state or local law.

     (kk) ERISA COMPLIANCE. The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or
(ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

          Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

     B. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDER. The Selling Stockholder represents, warrants and covenants to each Underwriter as follows:

     (a) THE UNDERWRITING AGREEMENT. This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and is a valid and binding agreement of the Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification and contribution hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (b) THE CUSTODY AGREEMENT AND POWER OF ATTORNEY. Each of the (i) Custody Agreement signed by the Selling Stockholder and ChaseMellon Shareholder Services, L.L.C., as custodian (the "Custodian"), relating to the deposit of the Shares to be sold by the Selling Stockholder (the "Custody Agreement") and (ii) Power of Attorney appointing the certain individuals named therein as the Selling Stockholder's attorneys-in-fact (each, an "Attorney-in-Fact") to the extent set forth therein relating to the transactions contemplated hereby and by the Prospectus (the "Power of Attorney"), of the Selling Stockholder has been duly authorized, executed and delivered by the Selling Stockholder and is a valid and binding agreement of the Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The Selling Stockholder agrees that the Shares to be sold by the Selling Stockholder on deposit with the Custodian is subject to the interests of the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of the Selling Stockholder, by operation of law or by the occurrence of any other event. If any adverse event should occur to or affecting the Selling Stockholder before the delivery of the Shares to be sold by the Selling Stockholder hereunder, the documents evidencing the Shares to be sold by the Selling Stockholder then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such adverse event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

     (c) TITLE TO SHARES TO BE SOLD. The Selling Stockholder is the lawful owner of the Shares to be sold by the Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Shares, as provided herein, the Selling Stockholder will convey good and marketable title to such Shares, free and clear of all liens, encumbrances, equities and claims whatsoever.

     (d) ALL AUTHORIZATIONS OBTAINED. The Selling Stockholder has, and on the First Closing Date and the Second Closing Date (as defined below) will have, good and valid title to all of the Shares which may be sold by the Selling Stockholder pursuant to this Agreement on such date and the legal right and power, and all authorizations and approvals required by law and under its charter or by-laws, to enter into this Agreement, the Custody Agreement and Power of Attorney, to sell, transfer and deliver all of the Shares which may be sold by the Selling Stockholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder.

     (e) NO FURTHER CONSENTS, AUTHORIZATION OR APPROVALS. No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Securities Act and such as may be required under the federal and provincial securities laws of Canada or the blue sky laws or any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and such other approvals as have been obtained.

     (f) NON-CONTRAVENTION. Neither the sale of the Shares being sold by the Selling Stockholder nor the consummation of any other of the transactions herein contemplated by the Selling Stockholder or the fulfillment of the terms hereof by the Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument to which the Selling Stockholder is party or bound, any judgment, order or decree applicable to the Selling Stockholder or any court or regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder.

     (g) NO REGISTRATION OR OTHER SIMILAR RIGHTS. The Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except with respect to the Shares and except for such rights which have been duly waived.

     (h) NO PREEMPTIVE, CO-SALE OR OTHER RIGHTS. The Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company to the Underwriters pursuant to this Agreement; and the Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

     (i) DISCLOSURE MADE BY THE SELLING STOCKHOLDER IN THE PROSPECTUS. All information furnished by or on behalf of the Selling Stockholder in writing expressly for use in the Registration Statement and Prospectus is, and on the First Closing Date and the Second Closing Date (as defined below) will be, true, correct, and complete in all material respects, and does not, and on the First Closing Date and the Second Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. The Selling Stockholder confirms as accurate the number of Company Shares set forth opposite such Selling Stockholder's name in the Prospectus under the caption "Principal and Selling Stockholders" (both prior to and after giving effect to the sale of the Shares).

     (j) NO PRICE STABILIZATION OR MANIPULATION. The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Shares.

     (k) NO TRANSFER TAXES OR OTHER FEES. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the sale by the Selling Stockholder of the Shares.

     (l) DISTRIBUTION OF OFFERING MATERIALS BY THE SELLING STOCKHOLDER. The Selling Stockholder has not distributed and will not distribute, prior to the later of the Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares by the Selling Stockholder other than a preliminary prospectus, the Prospectus or the Registration Statement.

     (m) CONFIRMATION OF COMPANY REPRESENTATIONS AND WARRANTIES. An officer of the Selling Stockholder who is familiar with the Company has reviewed the Registration Statement and the Prospectus. The Selling Stockholder, without having made any independent check or verification except as described herein,
(i) has no reason to believe, that the representations and warranties of the Company contained in Section 1(A) hereof are not true and correct in any material respect, (ii) has no knowledge of any material fact, condition or information not disclosed in the Registration Statement or the Prospectus which has had or may reasonably be expected to result in a Material Adverse Change on the condition, financial or otherwise, or on the earnings, business, operation or prospects, whether or not arising from transactions in the ordinary course of business of the Company and its subsidiaries, considered as one entity, and
(iii) is not prompted to sell the Shares to be sold by the Selling Stockholder by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

     Any certificate signed by or on behalf of the Selling Stockholder and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Selling Stockholder to each Underwriter as to the matters covered thereby.

     SECTION 2. PURCHASE, SALE AND DELIVERY OF THE SHARES.

     (a) THE FIRM SHARES. Upon the terms herein set forth, (i) the Company agrees to issue and sell to the several Underwriters an aggregate of 1,800,000 Firm Shares and (ii) the Selling Stockholder agrees to sell to the several Underwriters an aggregate of 700,000 Firm Shares. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Stockholder the respective number of Firm Shares set forth opposite their names on SCHEDULE A. The purchase price per Firm Share to be paid by the several Underwriters to the Company and the Selling Stockholder shall be $[___] per Share.

     (b) THE FIRST CLOSING DATE. Delivery of the Firm Shares to be purchased by the Underwriters and payment therefor shall be made by the Company and the Representative at 6:00 a.m. San Francisco time, at the offices of Cooley Godward LLP 3000 El Camino Real, Palo Alto, California 94306 (or at such other place as may be agreed upon among the Representatives and the Company), (i) on the third
(3rd) full business day following the first day that Shares are traded, (ii) if this Agreement is executed and delivered after 1:30 P.M., San Francisco time, the fourth (4th) full business day following the day that this Agreement is executed and delivered or (iii) at such other time and date not later that seven
(7) full business days following the first day that Shares are traded as the Representatives and the Company may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 8 hereof), such time and date of payment and delivery being herein called the "First Closing Date;" provided, however, that if the Company has not made available to the Representatives copies of the Prospectus within the time provided in Section
Section 2(g) hereof, the Representatives may, in their sole discretion, postpone the First Closing Date until no later that two (2) full business days following delivery of copies of the Prospectus to the Representatives.

     (c) THE OPTION SHARES; THE SECOND CLOSING DATE. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company and the Selling Stockholder hereby grant an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 375,000 Option Shares from the Company and the Selling Stockholder at the purchase price per share to be paid by the Underwriters for the Firm Shares. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Shares. The option granted hereunder may be exercised at any time upon notice by the Representatives to the Company and the Selling Stockholder, which notice may be given at any time within 30 days from the date of this Agreement. The time and date of delivery of the Option Shares, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Representative and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Option Shares are to be purchased, (i) each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Option Shares to be purchased as the number of Firm Shares set forth on SCHEDULE A opposite the name of such Underwriter bears to the total number of Firm Shares and (ii) the Company and the Selling Stockholder agree, severally and not jointly, to sell the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Option Shares to be sold as the number of Option Shares to be sold by such entity as set forth in the paragraph "Introductory" of this Agreement bears to the total number of Option Shares. The Representatives may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company and the Selling Stockholder.

     (d) PUBLIC OFFERING OF THE SHARES. The Representatives hereby advise the Company and the Selling Stockholder that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

     (e) PAYMENT FOR THE SHARES. Payment for the Shares to be sold by the Company shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer of immediately available funds to the order of the Company. Payment for the Shares to be sold by the Selling Stockholder shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer of immediately available funds to the order of the Custodian.

          It is understood that the Representatives have been authorized, for their own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Option Shares the Underwriters have agreed to purchase. Robertson Stephens, individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

          The Selling Stockholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Shares to be sold by the Selling Stockholder to the several Underwriters, or otherwise in connection with the performance of such Selling Stockholder's obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to such Selling Stockholder hereunder and to hold such amounts for the account of such Selling Stockholder with the Custodian under the Custody Agreement.

     (f) DELIVERY OF THE SHARES. The Company and the Selling Stockholder shall deliver, or cause to be delivered a credit representing the Firm Shares to an account or accounts at The Depository Trust Company as designated by the Representatives for the accounts of the Representatives and the several Underwriters at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company and the Selling Stockholder shall also deliver, or cause to be delivered a credit representing the Option Shares to an account or accounts at The Depository Trust Company as designated by the Representatives for the accounts of the Representatives and the several Underwriters, at the First Closing Date or the Second Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

     (g) DELIVERY OF PROSPECTUS TO THE UNDERWRITERS. Not later than 12:00 noon on the second business day following the date the Firm Shares are released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Representatives shall request.


     SECTION 3. COVENANTS OF THE COMPANY AND THE SELLING STOCKHOLDER.

     A. COVENANTS OF THE COMPANY. The Company further covenants and agrees with each Underwriter as follows:

     (a) REGISTRATION STATEMENT MATTERS. The Company will use its best efforts to cause the Registration Statement to become effective or, if the procedure in Rule 430A of the Securities Act is followed, to prepare and timely file with the Commission under Rule 424(b) under the Securities Act a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Securities Act and (iii) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Securities Act. If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act prior to the time confirmations are sent or given, as specified by Rule 462(b)(2) under the Securities Act, and shall pay the applicable fees in accordance with Rule 111 under the Securities Act.

     (b) SECURITIES ACT COMPLIANCE. The Company will advise the Representatives promptly (i) when the Registration Statement or any post-effective amendment thereto shall have become effective, (ii) of receipt of any comments from the Commission, (iii) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

     (c) BLUE SKY COMPLIANCE. The Company will cooperate with the Representatives and counsel for the Underwriters in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions (both national and foreign) as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

     (d) AMENDMENTS AND SUPPLEMENTS TO THE PROSPECTUS AND OTHER SECURITIES ACT MATTERS. The Company will comply with the Securities Act and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Representatives or counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission, and furnish at its own expense to the Underwriters and to dealers, an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

     (e) COPIES OF ANY AMENDMENTS AND SUPPLEMENTS TO THE PROSPECTUS. The Company agrees to furnish the Representatives, without charge, during the period beginning on the date hereof and ending on the later of the First Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer (the "Prospectus Delivery Period"), as many copies of the Prospectus and any amendments and supplements thereto as the Representatives may reasonably request.

     (f) INSURANCE. The Company shall (i) obtain Directors and Officers liability insurance in the minimum amount of $10 million which shall apply to the offering contemplated hereby and (ii) cause Robertson Stephens to be added to such policy such that up to $500,000 of its expenses pursuant to Section 7(a) shall be paid directly by such insurer and (iii) shall cause Robertson Stephens to be added as an additional insured to such policy in respect of the offering contemplated hereby.

     (g) NOTICE OF SUBSEQUENT EVENTS. If at any time during the ninety (90) day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in the Representatives' reasonable opinion the market price of the Company Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from the Representatives advising the Company to the effect set forth above, forthwith prepare, consult with the Representatives concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to the Representatives, responding to or commenting on such rumor, publication or event.

     (h) USE OF PROCEEDS. The Company shall apply the net proceeds from the sale of the Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

     (i) TRANSFER AGENT. The Company shall maintain, at its expense, a registrar and transfer agent for the Company Shares.

     (j) EARNINGS STATEMENT. As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement (which need not be audited) covering a period of at least twelve-months beginning after the effective date of the Registration Statement that satisfies the provisions of Section 11(a) of the Securities Act.

     (k) PERIODIC REPORTING OBLIGATIONS. During the Prospectus Delivery Period the Company shall file, on a timely basis, with the Commission and the Nasdaq National Market all reports and documents required to be filed under the Exchange Act.

     (l) AGREEMENT NOT TO OFFER OR SELL ADDITIONAL SECURITIES. The Company will not, without the prior written consent of Robertson Stephens, for a period of 90 days following the date of the Prospectus, offer, sell or contract to sell, or otherwise dispose of or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, or announce the offering of, any other Common Shares or any securities convertible into, or exchangeable for, Common Shares; provided, however, that the Company may (i) issue and sell Common Shares pursuant to any director or employee stock option plan, stock ownership or purchase plan or dividend reinvestment plan of the Company in effect at the date of the Prospectus and described in the Prospectus so long as none of those Common Shares issued to executive officers or directors of the Company may be transferred during the 90 day period from the date that the Registration Statement is declared effective (the "Lock-Up Period") and the Company shall enter stop transfer instructions with its transfer agent and registrar against the transfer of any such

Common Shares issued and (ii) issue Common Shares issuable upon the conversion of securities or the exercise of warrants outstanding at the date of the Prospectus and described in the Prospectus.

     (m) FUTURE REPORTS TO THE REPRESENTATIVES. During the period of two years hereafter, or such shorter period as the Company shall have securities registered under Section 12(b) or 12(g) of the Exchange Act, the Company will furnish to the Representatives (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

     B. COVENANTS OF THE SELLING STOCKHOLDER. Each Selling Stockholder further covenants and agrees with each Underwriter:

     (a) DELIVERY OF FORM W-9. To deliver to the Representatives prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9.

     (b) NOTIFICATION OF UNTRUE STATEMENTS, ETC. If, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus has been completed, as determined by the Representatives, the Selling Stockholder has knowledge of the occurrence of any event as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Selling Stockholder will promptly notify the Company and the Representatives.

     SECTION 4. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS.

          The obligations of the several Underwriters to purchase and pay for the Shares as provided herein on the First Closing Date and, with respect to the Option Shares, the Second Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder set forth in Sections 1(A) and 1(B) hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Option Shares, as of the Second Closing Date as though then made, to the timely performance by the Company and the Selling Stockholder of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

     (a) COMPLIANCE WITH REGISTRATION REQUIREMENTS; NO STOP ORDER; NO OBJECTION FROM THE NASD. The Registration Statement shall have become effective prior to the execution of this Agreement, or at such later date as shall be consented to in writing by the Representatives; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company, the Selling Stockholder or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of Underwriters' counsel; and the NASD shall have delivered a letter to the Representatives to the effect that it has decided to raise no objection, and the NASD shall have raised no objection, to the fairness and reasonableness of the underwriting terms and arrangements.

     (b) CORPORATE PROCEEDINGS. All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares, shall have been reasonably satisfactory to Underwriters' counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section.

     (c) NO MATERIAL ADVERSE CHANGE. Subsequent to the execution and delivery of this Agreement and prior to the First Closing Date, or the Second Closing Date, as the case may be, there shall not have been any Material Adverse Change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise from that set forth in the Registration Statement or Prospectus, which, in the Representatives' sole good faith judgment, is material and adverse and that makes it, in the Representatives' sole good faith judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus.

     (d) OPINION OF COUNSEL FOR THE COMPANY. The Representatives shall have received on the First Closing Date, or the Second Closing Date, as the case may be, an opinion of Cooley Godward LLP, counsel for the Company, to the effect set forth in EXHIBIT B attached hereto, dated the First Closing Date, or the Second Closing Date, as applicable, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters.

          Counsel rendering the opinion contained in EXHIBIT B may rely as to questions of law not involving the laws of the United States or the State of California or the General Corporate Law of the State of Delaware upon opinions of local counsel approved by Underwriters' counsel, and as to questions of fact upon representations or certificates of officers of the Company, officers of the Selling Stockholder and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such opinion, representation or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to the Representatives and to Underwriters' counsel.

     (e) OPINION OF INTELLECTUAL PROPERTY COUNSEL FOR THE COMPANY. The Representatives shall have received on the First Closing Date, or the Second Closing Date, as the case may be, an opinion of Fish & Neave, special intellectual property counsel for the Company, to the effect set forth in EXHIBIT C attached hereto.

     (f) OPINION OF REGULATORY COUNSEL FOR THE COMPANY. The Representatives shall have received on the First Closing Date, or the Second Closing Date, as the case may be, an opinion of Hyman, Phelps & McNamara, P.C., to the effect set forth in EXHIBIT D attached hereto.

     (g) OPINION OF COUNSEL FOR THE UNDERWRITERS. The Representatives shall have received on the First Closing Date or the Second Closing Date, as the case may be, an opinion of O'Melveny & Myers LLP, in form and substance satisfactory to the Representatives, with respect to the sufficiency of all such corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby as the Representatives may reasonably require. The Company shall have furnished to such counsel such documents as they may have reasonably requested for the purpose of enabling them to pass upon such matters.

     (h) ACCOUNTANTS' COMFORT LETTER. The Representatives shall have received on the First Closing Date and on the Second Closing Date, as the case may be, a letter from Ernst & Young LLP addressed to the Underwriters, dated the First Closing Date or the Second Closing Date, as the case may be, confirming that they are independent certified public accountants with respect to the Company and Xenotech, L.P. within the meaning of the Act and the applicable published Rules and Regulations and based upon the procedures described in such letter delivered to the Representatives concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than five (5) business days prior to the First Closing Date or the Second Closing Date, as the case may be, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the First Closing Date or the Second Closing Date, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The Original Letter shall not disclose any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or Xenotech, L.P. from that set forth in the Registration Statement or Prospectus, which, in the Representatives' sole good faith judgment, is material and adverse and that makes it, in the Representatives' sole good faith judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. The Original Letter from Ernst & Young LLP shall be addressed to or for the use of the Underwriters, in form and substance reasonably satisfactory to the Underwriters, and shall (i) represent, to the extent true, that they are independent certified public accountants with respect to the Company and Xenotech, L.P. within the meaning of the Act and the applicable published Rules and Regulations, (ii) set forth their opinion with respect to their examination of the balance sheet of the Company and Xenotech, L.P. as of December 31, 1998 and related consolidated statements of operations, stockholders' equity, and cash flows for the twelve
(12) months ended December 31, 1998, (iii) state that Ernst & Young LLP has performed the procedures set out in Statement on Auditing Standards No. 71 ("SAS 71") for a review of interim financial information and providing the report of Ernst & Young LLP as described in SAS 71 on the interim financial statements included in the Registration Statement and the Prospectus (the "Quarterly Financial Statements"), (iv) state that in the course of such review, nothing came to their attention that leads them to believe that any material modifications need to be made to any of the Quarterly Financial Statements in order for them to be in compliance with generally accepted accounting principles consistently applied across the periods presented, and address other matters agreed upon by Ernst & Young LLP and the Representatives. In addition, the Representatives shall have received from Ernst & Young LLP a letter addressed to the Company and made available to the Representatives for the use of the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's financial statements as of December 31, 1998, did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

     (i) OFFICERS' CERTIFICATE. The Representatives shall have received on the First Closing Date and the Second Closing Date, as the case may be, a certificate of the Company, dated the First Closing Date or the Second Closing Date, as the case may be, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and the Representatives shall be satisfied that:

          (i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the First Closing Date or the Second Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the First Closing Date or the Second Closing Date, as the case may be;

          (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, threatened under the Act;

          (iii) When the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Securities Act and in all material respects conformed to the requirements of the Securities Act; the Registration Statement and the Prospectus, and any amendments or supplements thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

          (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (a) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise, (b) any transaction that is material to the Company and its subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and its subsidiaries considered as one enterprise, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries that is material to the Company and its subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries, or (f) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise.

     (j) LOCK-UP AGREEMENT FROM CERTAIN STOCKHOLDERS OF THE COMPANY. The Company shall have obtained and delivered to the Representatives an agreement substantially in the form of EXHIBIT A attached hereto from each executive officer and director of the Company and the Selling Stockholder.

     (k) OPINION OF COUNSEL FOR THE SELLING STOCKHOLDER. The Representatives shall have received on the First Closing Date and the Second Closing Date, as the case may be, the opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Selling Stockholder, to the effect set forth in EXHIBIT E attached hereto, dated the First Closing Date or the Second Closing Date, as applicable, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters.

          In rendering such opinion, such counsel may rely as to questions of law not involving the laws of the United States or the State of California or the General Corporate Law of the State of Delaware upon opinions of local counsel approved by Underwriters' counsel and as to questions of fact upon representations or certificates of officers of the Selling Stockholder, and of governmental officials, in which case their opinion is to state that they are so relying and that, without independent check or verification, they have no knowledge of any material misstatement or inaccuracy of any material misstatement or inaccuracy in any such opinion, representation or certificate so relied upon shall be delivered to the Representatives and to Underwriters' counsel.

     (l) SELLING STOCKHOLDER'S CERTIFICATE. On each of the First Closing Date and the Second Closing Date, as the case may be, the Representative shall have received a written certificate executed by an officer of the Selling Stockholder dated as of the First Closing Date or the Second Closing Date, as applicable, to the effect that:

          (i) the representations, warranties and covenants of the Selling Stockholder set forth in Section 1(B) of this Agreement are true and correct in all material respects with the same force and effect as though expressly made by the Selling Stockholder on and as of the First Closing Date or the Second Closing Date, as applicable; and

          (ii) the Selling Stockholder has in all material respects complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the First Closing Date or the Second Closing Date, as applicable.

     (m) SELLING STOCKHOLDER'S DOCUMENTS. At least one business days prior to the date hereof, the Company and the Selling Stockholder shall have furnished for review by the Representatives or Underwriters' counsel copies of the Powers of Attorney and Custody Agreements executed by the Selling Stockholder and such further information, certificates and documents as the Representatives may reasonably request.

     (n) STOCK EXCHANGE LISTING. The Shares shall have been approved for inclusion on the Nasdaq National Market, subject only to official notice of issuance.

     (o) COMPLIANCE WITH PROSPECTUS DELIVERY REQUIREMENTS. The Company shall have complied with the provisions of Sections 2(g) and 3(e) hereof with respect to the furnishing of Prospectuses.

     (p) ADDITIONAL DOCUMENTS. On or before each of the First Closing Date and the Second Closing Date, as the case may be, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

          If any condition specified in this Section 4 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company and the Selling Stockholder at any time prior to the closing on the First Closing Date and, with respect to the Option Shares, at any time on or prior to the closing on the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 5 (Payment of Expenses), Section 6 (Reimbursement of Underwriters' Expenses), Section 7 (Indemnification and Contribution) and
Section 10 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

     SECTION 5. PAYMENT OF EXPENSES.

          The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Shares, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale to the Underwriters of the Shares to be sold by the Company, (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada or any other country, and, if requested by the Representative, preparing and printing a "Blue Sky Survey," an "International Blue Sky Survey" or other memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriters in connection with, the NASD review and approval of the Underwriters' participation in the offering and distribution of the Shares,
(viii) the fees and expenses associated with including the Shares on the Nasdaq National Market, (ix) all costs and expenses of, and incidental to, travel and accommodation of the Company's employees on the "roadshow" preparations to be made to prospective investors, and (x) all other fees, costs and expenses referred to in Item 13 of Part II of the Registration Statement. Except as provided in this Section 5, Section 6, and Section 7 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

          The Selling Stockholder further agrees with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are not otherwise specifically provided for herein, including, but not limited to, (i) fees and expenses of counsel and other advisors for such Selling Stockholder, (ii) fees and expenses of the Custodian and (iii) expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian under the provisions of Section 2 of this Agreement).

          This Section 5 shall not affect or modify any separate, valid agreement relating to the allocation of payment of expenses between the Company, on the one hand, and the Selling Stockholder, on the other hand.

     SECTION 6. REIMBURSEMENT OF UNDERWRITERS' EXPENSES.

          If this Agreement is terminated by the Representatives pursuant to
Section 4, Section 7, Section 8, Section 9 or Section 15, or if the sale to the Underwriters of the Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Shares, including, but not limited to, fees and disbursements of counsel, printing expenses, travel and accommodation expenses, postage, facsimile and telephone charges.

     SECTION 7. INDEMNIFICATION AND CONTRIBUTION.

     (a)  INDEMNIFICATION OF THE UNDERWRITERS.

          (1) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iv) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; or (v) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or on behalf of the Company, including, without limitation, slides, videos, films or tape recordings, used in connection with the marketing of the Shares, including without limitation, statements communicated to securities analysts employed by the Underwriters; or
(vi) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i), (ii), (iii), (iv) or (v) above, provided that the Company shall not be liable under this clause (vi) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct; and to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Robertson Stephens) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; PROVIDED, HOWEVER, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and PROVIDED, FURTHER, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 7(a)(1) shall be in addition to any liabilities that the Company may otherwise have.

          (2) INDEMNIFICATION BY THE SELLING STOCKHOLDER. The Selling Stockholder agrees to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Selling Stockholder contained herein; or (iv) in whole or in part upon any failure of the Selling Stockholder to perform its obligations hereunder or under law; or (v) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i), (ii), (iii), or (iv) above, provided that the Selling Stockholder shall not be liable under this clause (v) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct; and to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Robertson Stephens) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; PROVIDED, HOWEVER, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company or the Selling Stockholder by the Representatives expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and PROVIDED, FURTHER, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense; and PROVIDED, FURTHER, that the Selling Stockholder's liability shall be limited as set forth in Section 7(a)(3) below. The indemnity agreement set forth in this Section 7(a)(1) shall be in addition to any liabilities that the Company and the Selling Stockholder may otherwise have.

          (3) LIMITATION OF SELLING STOCKHOLDER'S LIABILITY. The liability of the Selling Stockholder under its representations and warranties contained in
Section 1(B) of
this agreement and under the indemnity, reimbursement and contribution agreements contained in Section 7(a)(2) and Section 7(f) of this Agreement shall be limited to an amount equal to the product obtained by multiplying the number of Shares sold by the Selling Stockholder pursuant to this Agreement by the price per share set forth in Section 2(a) of this Agreement. In addition, the Selling Stockholder shall not be liable under such indemnity, reimbursement and contribution provisions unless and until (i) the indemnified party has made written demand on the Company for payment under such sections and (ii) such demanded sums have gone unpaid for 60 days after the date of receipt by the Company of such demand or, if during such 60 day period the Company agrees in writing to pay such demanded sums, such demanded sums have gone unpaid for 60 days after the date of such agreement. A copy of such demand, if an when made to the Company, shall also be provided to the Selling Stockholder, but the omission so provide a copy of the demand notice to the Selling Stockholder will not relieve it from any liability which it may have to any indemnified party to the extent it is not materially prejudiced as a proximate result of such failure.

     (b) INDEMNIFICATION OF THE COMPANY, ITS DIRECTORS AND OFFICERS, THE SELLING STOCKHOLDER AND THEIR RESPECTIVE CONTROL PERSONS. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Stockholder and each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer, the Selling Stockholder or any such controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter, such consent not to be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company or the Selling Stockholder by the Representatives expressly for use therein; and to reimburse the Company, or any such director or officer, the Selling Stockholder, or any such controlling person for any legal and other expense reasonably incurred by the Company, or any such director or officer, the Selling Stockholder or any such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 7(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

     (c) INFORMATION PROVIDED BY THE UNDERWRITERS. Each of the Company and the Selling Stockholder and each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Securities Act or the Exchange Act hereby acknowledges that the only information that the Underwriters have furnished to the Company and the Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth under the caption "Underwriting" in the Prospectus (i) in the table following the first paragraph, (ii) and the first and final sentences of the second paragraph; and the Underwriters confirm that such statements are correct.

     (d) NOTIFICATIONS AND OTHER INDEMNIFICATION PROCEDURES. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability hereunder to the extent it is not materially prejudiced as a proximate result of such failure and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with appropriate local counsel), approved by the indemnifying party (Robertson Stephens in the case of Section 7(b) and Section 8), representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

     (e) SETTLEMENTS. The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 7(d) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes (1) an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (2) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (f) CONTRIBUTION. If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under Sections 7(a) or 7(b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder, on the one hand, and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering received by the Company and the Selling Stockholder bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder, on the one hand, or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Selling Stockholder and Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 7(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

Notwithstanding the provisions of this subsection (f), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 7(f) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (g) TIMING OF ANY PAYMENTS OF INDEMNIFICATION. Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases, no later than forty-five
(45) days after receipt of invoice to the indemnifying party.

     (h)  SURVIVAL. The indemnity and contribution agreements contained in this
Section 7 and the representation and warranties of the Company and the Selling Stockholder set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers, the Selling Stockholder or any persons controlling the Company or the Selling Stockholder, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, its directors or officers, the Selling Stockholder or any person controlling the Company or the Selling Stockholder, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

     (i) ACKNOWLEDGEMENTS OF PARTIES. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7, and are fully informed regarding said provisions. They further acknowledge that the provisions of this
Section 7 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Securities Act and the Exchange Act.

     SECTION 8. DEFAULT OF ONE OR MORE OF THE SEVERAL UNDERWRITERS.

          If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Shares set forth opposite their respective names on SCHEDULE A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs exceeds 10% of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the number of Shares agreed by such Underwriter to be purchased hereunder, which Underwriter shall remain liable to the Company, the Selling Stockholder and the other Underwriters for damages, if any, resulting from such default) except that the provisions of Section 4, and
Section 7 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

          As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this Section
8. Any action taken under this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     SECTION 9. TERMINATION OF THIS AGREEMENT.

          Prior to the First Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company and the Selling Stockholder if at any time after the execution and delivery of this Agreement and prior to the First Closing Date (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the Nasdaq Stock Market, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York, Delaware or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective change in United States' or international political, financial or economic conditions, as in the good faith judgment of the Representatives is material and adverse and makes it impracticable or inadvisable to market the Shares in the manner and on the terms contemplated by the Prospectus or to enforce contracts for the sale of securities; (iv) in the good faith judgment of the Representatives there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the good faith judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 9 shall be without liability on the part of
(a) the Company or the Selling Stockholder to any Underwriter, except, in the event of a termination pursuant to subsection 9(iv) above, that the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Sections 5 and 6 hereof, (b) any Underwriter to the Company or the Selling Stockholder or any person controlling the Company or the Selling

Stockholder, or (c) of any party hereto to any other party except that the provisions of Section 7 shall at all times be effective and shall survive such termination.

     SECTION 10. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY.

          The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, of the Selling Stockholder or of any person controlling the Company or the Selling Stockholder and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Stockholder or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.

     SECTION 11. NOTICES.

          All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:

         FleetBoston Robertson Stephens Inc.
         555 California Street
         San Francisco, California  94104
         Facsimile:  (415) 676-2696
         Attention:  General Counsel

with a copy to:

         O'Melveny & Myers LLP
         275 Battery Street, Suite 2600
         San Francisco, California  94111
         Facsimile:  (415) 984-8701
         Attention:  Peter T. Healy, Esq.

If to the Company:

         Abgenix, Inc.
         7601 Dumbarton Circle
         Fremont, California 94555
         Facsimile:  (510) 608-6547
         Attention:  Chief Executive Officer
with a copy to:

         Cooley Godward LLP
         Five Palo Alto Square
         3000 El Camino Real
         Palo Alto, California  94306
         Facsimile:  (650) 857-0663
         Attention:  Patrick A. Pohlen, Esq.

If to the Selling Stockholder:

         Cell Genesys, Inc.
         342 Lakeside Drive
         Foster City, California  94404
         Facsimile:  (650) 572-1624
         Attention:  Chief Financial Officer

with a copy to:

         Wilson Sonsini Goodrich & Rosati, Professional Corporation 650 Page Mill Road
         Palo Alto, California  94304-1050
         Facsimile:  (650) 493-6811
         Attention:  Barry Taylor, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

     SECTION 12. SUCCESSORS.

          This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 9 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 7, and to their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares as such from any of the Underwriters merely by reason of such purchase.

     SECTION 13. PARTIAL UNENFORCEABILITY.

          The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     SECTION 14. GOVERNING LAW PROVISIONS.

     (a) GOVERNING LAW. This agreement shall be governed by and construed in accordance with the internal laws of the state of New York applicable to agreements made and to be performed in such state.

     (b) CONSENT TO JURISDICTION. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of San Francisco or the courts of the State of California in each case located in the City and County of San Francisco (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System, which currently maintains a San Francisco office at 49 Stevenson Street, San Francisco, California 94105, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of San Francisco.

     (c) WAIVER OF IMMUNITY. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

     SECTION 15. FAILURE OF THE SELLING STOCKHOLDER TO SELL AND DELIVER COMMON
                 SHARES.

          If the Selling Stockholder shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by it at the First Closing Date or the Second Closing Date pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Representatives to the Company and the Selling Stockholder, either (i) purchase the Shares which the Company has agreed to sell and deliver in accordance with the terms hereof or (ii) the Company shall be obligated to issue and sell a number of Common Shares to the Underwriters equal to the number of Shares which the Selling Stockholder agreed but failed or refused to sell or deliver on such date (in which case the term "Shares" as used in this Agreement shall be deemed to include such additional shares issued and sold by the Company). If the Selling Stockholder shall fail to sell and deliver to the Underwriters any of the Shares to be sold and delivered by the Selling Stockholder pursuant to this Agreement at the First Closing Date or the Second Closing Date, then the Underwriters shall have the right, by written notice from the Representatives to the Company and the Selling Stockholder, to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

     SECTION 16. GENERAL PROVISIONS.

          This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

         [The remainder of this page has been intentionally left blank.]

          If the foregoing is in accordance with the Representatives' understanding of our agreement, please sign and return to the Company and the Custodian the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.


                                       Very truly yours,

                                       ABGENIX, INC.



                                       By:_______________________________

                                       Name:_____________________________

                                       Title:____________________________


                                       CELL GENESYS, INC.



                                       By:_______________________________

                                       Name:_____________________________

                                       Title: Attorney-In-Fact



The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives as of the date first above written.

FLEETBOSTON ROBERTSON STEPHENS INC.
LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
PACIFIC GROWTH EQUITIES, INC.

On their behalf and on behalf of each of the several underwriters named in Schedule A hereto.

BY FLEETBOSTON ROBERTSON STEPHENS INC.



By:_____________________________________
           Authorized Signatory

                                   SCHEDULE A

                                  UNDERWRITERS
                                  ------------

                                                                                            Number of Firm
                                                                                             Shares To be
                                     Underwriters                                             Purchased
----------------------------------------------------------------------------------------  -------------------
FLEETBOSTON ROBERTSON STEPHENS INC. AND FLEETBOSTON ROBERTSON STEPHENS INTERNATIONAL
LIMITED...............................................................................             [___]
Merrill Lynch, Pierce, Fenner & Smith Incorporated ...................................             [___]
Merrill Lynch International ..........................................................             [___]
Lehman Brothers Inc. .................................................................             [___]
Pacific Growth Equities, Inc. ........................................................             [___]
[___] ................................................................................             [___]
[___] ................................................................................             [___]
[___] ................................................................................             [___]
[___] ................................................................................             [___]
[___] ................................................................................             [___]
[___] ................................................................................             [___]
[___] ................................................................................             [___]
[___] ................................................................................             [___]
[___] ................................................................................             [___]
[___] ................................................................................             [___]
[___] ................................................................................             [___]
[___] ................................................................................             [___]
[___] ................................................................................             [___]
[___] ................................................................................             [___]
[___] ................................................................................             [___]
[___] ................................................................................             [___]
[___] ................................................................................             [___]
----------------------------------------------------------------------------------------  -------------------

         Total........................................................................         2,500,000
                                                                                          ===================


                                   Schedule A

                                   SCHEDULE B

                               SELLING STOCKHOLDER
                               -------------------



                                                                                           Maximum Number
                                                             Number of Firm Shares        of Option Shares
                   Selling Stockholder                             to be Sold                to be Sold
-----------------------------------------------------------  -----------------------   ------------------------
Cell Genesys, Inc.........................................             700,000                    105,000
-----------------------------------------------------------  -----------------------   ------------------------

         Total:...........................................             700,000                    105,000
                                                             =======================   ========================




                                   Schedule B

                                    EXHIBIT A

                            FORM OF LOCK-UP AGREEMENT
                            -------------------------

                                  ABGENIX, INC.
                                LOCK-UP AGREEMENT



                                January 25, 2000



FleetBoston Robertson Stephens Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Pacific Growth Equities, Inc.
  As Representatives of Several Underwriters
c/o Fleet Boston Robertson Stephens Inc.
555 California Street
San Francisco, CA  94104

Ladies and Gentlemen:

     The undersigned understands that you, as Representatives of the several underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Abgenix, Inc. (the "Company") providing for a public offering (the "Public Offering") by the Underwriters, including yourselves, of Common Stock of the Company (the "Common Stock") pursuant to the Company's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission on or about January 27, 2000 (the "Registration Statement").

     In consideration of the Underwriters' agreement to purchase and make the Public Offering of the Common Stock, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees, for a period of 90 days after the effective date of the Registration Statement (the "Lock-Up Period"), not to offer to sell, contract to sell or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "Securities"), now owned or hereafter acquired directly by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree to be bound by this Lock-Up Agreement, (ii) as a distribution to limited partners or shareholders of the undersigned, provided that the distributees thereof agree in writing to be bound by the terms of this Lock-Up Agreement, (iii) with respect to Securities purchased on the open market after the date the Registration Statement is declared effective, or (iv) with the prior written consent of FleetBoston Robertson Stephens Inc. The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-Up Period even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Notwithstanding the foregoing, this Lock-Up Agreement does not prohibit the sale of shares of Common Stock by the undersigned to the Underwriters in the Public Offering.

     Furthermore, the undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by the undersigned except in compliance with this Lock-Up Agreement. In the event that the Registration Statement shall not have been declared effective on or before April 30, 2000 this Lock-Up Agreement shall be of no further force or effect.

                                       Very truly yours,



                                       ________________________________________
                                                    (signature)

                                       Name:___________________________________

                                       Address:________________________________

                                       ________________________________________


Accepted as of the date set forth above:

FleetBoston Robertson Stephens Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner, & Smith Incorporated
Pacific Growth Equities, Inc.
   As Representatives of the Several Underwriters

By:  FleetBoston Robertson Stephens Inc.

________________________________________
         (authorized signatory)

                                    EXHIBIT B

                          MATTERS TO BE COVERED IN THE
                           OPINION OF COMPANY COUNSEL
                           --------------------------

     (i) Each of the Company and Xenotech, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

     (ii) Xenotech, L.P. is a duly formed and validly existing limited partnership under the laws of the State of California, with the power under the California Revised Limited Partnership Act (the "Act") and its partnership agreement (the "Partnership Agreement") to own, lease and operate its properties and to conduct its business as described in the Prospectus.

     (iii) The Company and each Subsidiary is duly qualified to do business and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries (as defined below), considered as one entity (a "Material Adverse Effect"). To such counsel's knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than Xenotech, Inc. and Xenotech, L.P. (each a "Subsidiary").

     (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein. To such counsel's knowledge, the shares of capital stock of the Company (other than the Shares to be sold to the Underwriters by the Selling Stockholder, which are separately addressed below) outstanding prior to the issuance of the Shares have been duly and validly issued and are fully paid and nonassessable, and to such counsel's knowledge have not been issued in violation of or subject to any preemptive right, co-sale right, right of first refusal or other similar right arising under the Company's certificate of incorporation or bylaws or Delaware General Corporation Law or in any other agreement to which the Company is a party, other than such rights as have been duly waived.

     (v) All issued and outstanding shares of capital stock of Xenotech, Inc. have been duly and validly issued and are fully paid and nonassessable, and have not been issued in violation of or subject to any preemptive right, co-sale right, right of first refusal or other similar right arising under its certificate of incorporation or bylaws or Delaware General Corporation Law or, to such counsel's knowledge, in any other agreement to which Xenotech, Inc. is a party, other than such rights as have been duly waived. All of such issued and outstanding shares are owned by the Company free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest.

     (vi) All issued and outstanding general and limited partnership interests of Xenotech, L.P. have been duly and validly issued and, in the case of the limited partnership interests are fully paid and nonassessable, and such general and limited partnership interests have not been issued in violation of or subject to any preemptive right, co-sale right, right of first refusal or other similar right arising under Xenotech, L.P.'s partnership agreement or the California Uniform Limited Partnership Act or, to such counsel's knowledge, in any other agreement to which Xenotech, L.P. is a party, other than such rights as have been duly waived. All of such general partnership interests are owned by Xenotech, Inc. and all of such limited partnership interests are owned by the Company, in each case, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than those, if any, created by the partnership agreement.

     (vii) The Firm Shares or the Option Shares, as the case may be, to be issued by the Company pursuant to the terms of this Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms hereof, will be duly and validly issued and fully paid and nonassessable, and will not have been issued in violation of or subject to any preemptive right, co-sale right, right of first refusal or other similar right arising under the Company's certificate of incorporation or bylaws or Delaware General Corporation Law or, to such counsel's knowledge, in any other agreement to which the Company is a party, other than such rights as have been duly waived.

     (viii) The Firm Shares or the Option Shares, as the case may be, to be sold by the Selling Stockholder pursuant to the terms of this Agreement have been duly and validly issued and are fully paid and nonassessable, and have not been issued in violation of or subject to any preemptive right, co-sale right, right of first refusal or other similar right arising under the Company's certificate of incorporation or bylaws or Delaware General Corporation Law or, to such counsel's knowledge, in any other agreement to which the Company is a party, other than such rights as have been duly waived.

     (ix) The Company has the corporate power and authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued and sold by it hereunder.

     (x) This Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by you, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles (whether relief is sought in a proceeding at law or in equity).

     (xi) The Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act.

     (xii) The Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements (including supporting schedules) and financial information and statistical data derived therefrom as to which such counsel need not express an opinion), as of the effective date of the Registration Statement, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations.

     (xiii) The information in the Prospectus under the caption "Description of Capital Stock," to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is a fair summary of such matters and conclusions; and the forms of certificates evidencing the Common Stock and filed as exhibits to the Registration Statement comply with Delaware law.

     (xiv) The descriptions in the Registration Statement and the Prospectus of the charter and bylaws of the Company, as amended to date, and of those statutes described in the Registration Statement and Prospectus under the caption "Description of Capital Stock" are accurate in all material respects and fairly present in all material respects the information required to be presented by the Act and the applicable Rules and Regulations.

     (xv) To such counsel's knowledge, there are no agreements, contracts, leases or documents to which the Company is a party of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which are not described or referred to therein or filed as required.

     (xvi) The performance of this Agreement and the consummation of the transactions herein contemplated in connection with the issuance and sale of the Shares to be sold by the Company (other than performance of the Company's indemnification obligations hereunder, concerning which no opinion need be expressed) will not (a) result in any material violation of the Company's charter or bylaws, as amended to date, or (b) to such counsel's knowledge, result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument filed as exhibits to the Registration Statement, or any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or over any of their properties or operations.

     (xvii) No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or over any of their properties or operations is necessary in connection with the consummation by the Company of the transactions herein contemplated in connection with the issuance and sale of the Shares to be sold by the Company, except (a) such as have been obtained under the Securities Act, (b) such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriters, (c) such as may be required by the National Association of Securities Dealers, Inc. and (d) such as may be required under the federal or provincial laws of Canada.

     (xviii) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement or the Prospectus by the Act or the Rules and Regulations, other than those described therein.

     (xix) To such counsel's knowledge, neither the Company nor any of its subsidiaries is currently (a) in material violation of its respective charter or bylaws, as amended to date, or (b) in material breach of any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries, or over any of their properties or operations.

     (xx) To such counsel's knowledge, except as set forth in the Registration Statement and Prospectus, no holders of Common Shares or other securities of the Company have registration rights with respect to securities of the Company and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company having rights known to such counsel to registration of such shares of Common Stock or other securities, because of the filing of the Registration Statement by the Company have, with respect to the offering contemplated thereby, waived such rights (or such rights have otherwise been validly waived) or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement or have included securities in the Registration Statement pursuant to the exercise of and in full satisfaction of such rights.

             In addition, such counsel shall state that such counsel has participated in conferences with officials and other representatives of the Company, the Representatives, Underwriters' counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which leads them to believe that, at the time the Registration Statement became effective and at any time subsequent thereto up to and including the First Closing Date and on any later date on which Option Shares are to be purchased, the Registration Statement and any amendment or supplement thereto (other than the financial statements (including supporting schedules) and other financial information and statistical data derived therefrom, as to which such counsel need not express any comment) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the First Closing Date or any later date on which the Option Shares are to be purchased, as the case may be, the Registration Statement, the Prospectus or any amendment or supplement thereto (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                    EXHIBIT C

                     MATTERS TO BE COVERED IN THE OPINION OF
                  INTELLECTUAL PROPERTY COUNSEL FOR THE COMPANY
                  ---------------------------------------------

                                    EXHIBIT D

                     MATTERS TO BE COVERED IN THE OPINION OF
                         HYMAN, PHELPS & MCNAMARA, P.C.
                         ------------------------------

                                    EXHIBIT E

                          MATTERS TO BE COVERED IN THE
                     OPINION OF SELLING STOCKHOLDER COUNSEL
                     --------------------------------------


     (i) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

     (ii) The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, the Underwriting Agreement and its Custody Agreement and its Power of Attorney will not contravene or conflict with, result in a breach of, or constitute a default under, the charter or by-laws of the Selling Stockholder, or, to such counsel's knowledge, violate, result in a breach of or constitute a default under the terms of any other agreement or instrument to which the Selling Stockholder is a party or by which it is bound, or any judgment, order or decree applicable to the Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder.

     (iii) The Selling Stockholder has good and valid title to all of the Common Shares which may be sold by the Selling Stockholder under the Underwriting Agreement and has the legal right and power, and all authorization and approvals required under its charter and by-laws to enter into the Underwriting Agreement and its Custody Agreement and its Power of Attorney, to sell, transfer and deliver all of the Common Shares which may be sold by such Selling Stockholder under the Underwriting Agreement and to comply with its other obligations under the Underwriting Agreement, its Custody Agreement and its Power of Attorney.

     (iv) Each of the Custody Agreement and Power of Attorney of the Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

     (v) Assuming that the Underwriters purchase the Shares which are sold by the Selling Stockholder pursuant to the Underwriting Agreement for value, in good faith and without notice of any adverse claims, the delivery of such Shares pursuant to the Underwriting Agreement will pass good and valid title to such Shares, free and clear of any security interest, mortgage, pledge, lien encumbrance or other claim known to such counsel.

     (vi) To such counsel's knowledge, no consent, approval, authorization or other order of, or registration or filing with, any court or governmental authority or agency, is required for the consummation by the Selling Stockholder of the transactions contemplated in the Underwriting Agreement, except as required under the Securities Act, applicable state securities or blue sky laws, and from the National Association of Securities Dealers, Inc.

                                      E-1